UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 10, 2008

MKS Instruments, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Massachusetts	000-23621	04-2277512
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2 Tech Drive, Suite 201, Andover, Massachusetts		01810
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	978-645-5500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 10, 2008, the Compensation Committee of the Board of Directors of MKS Instruments, Inc. (the "Company") approved the 2008 compensatory arrangements for the Company's executive officers, including base salary levels and the Company's 2008 Management Incentive Bonus Plan.

The Summary of 2008 Compensatory Arrangements with Executive Officers is attached as Exhibit 99.1 to this Current Report on Form 8-K. A Summary of the 2008 Management Incentive Bonus Plan is attached as Exhibit 99.2 to this Current Report on Form 8-K. The full text of the 2008 Management Incentive Bonus Plan will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ending March 31, 2008.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Summary of 2008 Compensatory Arrangements with Executive Officers

99.2 Summary of 2008 Management Incentive Bonus Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MKS Instruments, Inc.

March 10, 2008	By:	/s/ Ronald C. Weigner

Name: Ronald C. Weigner
Title: Vice President & CFO

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Exhibit Index

Exhibit No.	Description

99.1	Summary of 2008 Compensatory Arrangements with Executive Officers
99.2	Summary of MKS Instruments, Inc.'s 2008 Management Incentive Bonus Plan